UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 1, 2013
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VMWARE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue, Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip code)
Registrant's telephone number, including area code: (650) 427-5000
N/A
(Former Name or Former Address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 1, 2013, in accordance with VMware's Amended and Restated Certificate of Incorporation, the sole Class B common stockholder of VMware, Inc., EMC Corporation, approved the contribution by VMware of certain assets related to VMware's cloud application platform products to GoPivotal, Inc., a majority owned subsidiary of EMC, in exchange for capital stock in GoPivotal. EMC approved the transaction, by action of written consent pursuant to Section 228 of the Delaware General Corporation Law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VMWARE, INC.

Date: April 2, 2013	By:	/s/ Jonathan C. Chadwick
Jonathan C. Chadwick
Chief Financial Officer and Executive Vice President